                                                                     EXHIBIT 3.2

                          AMENDED AND RESTATED BYLAWS

                                       OF

                          RANDALL'S FOOD MARKETS, INC.

                               A Texas Corporation







                                              Date of Adoption: February 2, 1995

                           AMENDED AND RESTATED BYLAWS

                                Table of Contents

                                                                            Page
                                                                            ----

ARTICLE I  OFFICES AND RECORDS ..........................................     1

      Section 1.   Registered Office ....................................     1
      Section 2.   Principal and Other Offices ..........................     1
      Section 3.   Records ..............................................     1

ARTICLE II  SHAREHOLDERS ................................................     1

      Section 1.   Meetings of Shareholders .............................     1
      Section 2.   Annual Meeting .......................................     1
      Section 3.   Special Meetings .....................................     2
      Section 4.   Notices of Shareholders' Meetings ....................     2
      Section 5.   Quorum of Shareholders ...............................     2
      Section 6.   Adjournments of Annual and Special
                   Meetings of Shareholders .............................     2
      Section 7.   Procedure at Meetings of Shareholders ................     3
      Section 8.   Attendance and Proxies ...............................     3
      Section 9.   Voting of Shares .....................................     4
      Section 10.  Voting of Shares Owned by Another
                   Corporation ..........................................     5
      Section 11.  Shares Held by Fiduciaries, Receivers,
                   Pledges ..............................................     5
      Section 12.  Decisions at Meetings of Shareholders ................     5
      Section 13.  List of Shareholders .................................     6
      Section 14.  Record Date ..........................................     6
      Section 15.  Action by Written Consent ............................     6
      Section 16.  Meeting by Telephone or Similar
                   Communications Equipment .............................     6

ARTICLE III  BOARD OF DIRECTORS .........................................     7

      Section 1.   Board of Directors ...................................     7
      Section 2.   Number of Directors ..................................     7
      Section 3.   Election and Term ....................................     7
      Section 4.   Resignation ..........................................     7
      Section 5.   Vacancy and Increase .................................     7
      Section 6.   Removal ..............................................     8
      Section 7.   Meeting of Directors .................................     8
      Section 8.   First Meeting ........................................     8
      Section 9.   Election of Officers .................................     8
      Section 10.  Regular Meetings .....................................     8
      Section 11.  Special Meetings .....................................     8
      Section 12.  Notice ...............................................     8
      Section 13.  Business to be Transacted ............................     9
      Section 14.  Quorum - Adjournment if Quorum is
                   Not Present ..........................................     9
      Section 15.  Order of Business ....................................     9
      Section 16.  Presumption of Assent ................................     9
      Section 17.  Compensation .........................................    10
      Section 18.  Action by Unanimous Consent ..........................    10
      Section 19.  Meeting by Telephone or Similar
                   Communications Equipment .............................    10
      Section 20.  Approval or Ratification of Acts or
                   Contracts by Shareholders ............................    10

ARTICLE IV  DIRECTORS' SERVICES AND CONFLICTING INTERESTS
            AND INDEMNIFICATION AND INSURANCE OF OFFICERS
            AND DIRECTORS ...............................................    10

      Section 1.   Directors' Services ..................................    10
      Section 2.   Directors' Interests in Contracts ....................    11
      Section 3.   Reliance Upon Books. Reports and Records .............    11
      Section 4.   Non-Liability of Directors and Officers
                   in Certain Cases .....................................    12
      Section 5.   Indemnification of Directors, Officers,
                   Employees and Agents .................................    12

ARTICLE V  BOARD COMMITTEES .............................................    17

ARTICLE VI  OFFICERS ....................................................    18

      Section 1.   Principal Officers ...................................    18
      Section 2.   Additional Officers ..................................    18
      Section 3.   Terms of Officers ....................................    18
      Section 4.   Salaries .............................................    18
      Section 5.   Removal ..............................................    19
      Section 6.   Vacancies ............................................    19
      Section 7.   Powers and Duties of Officers ........................    19
      Section 8.   Chairman of the Board ................................    19
      Section 9.   Vice Chairmen of the Board ...........................    19
      Section 10.  President ............................................    19
      Section 11.  Executive Vice Presidents ............................    19
      Section 12.  Senior Vice Presidents ...............................    20
      Section 13.  Vice Presidents ......................................    20
      Section 14.  Treasurer ............................................    20
      Section 15.  Assistant Treasurers .................................    20
      Section 16.  Secretary ............................................    20
      Section 17.  Assistant Secretaries ................................    21
      Section 18.  Securities of Other Corporations .....................    21

ARTICLE VII BOOKS, DOCUMENTS AND ACCOUNTS ...............................    21

ARTICLE VIII CAPITAL STOCK ..............................................    21

      Section 1.   Issuance .............................................    21
      Section 2.   Lost Certificates ....................................    23
      Section 3.   Transfers ............................................    23
      Section 4.   Registered Holders ...................................    23
      Section 5.   Record Dates and Closing of Share
                   Transfer Records .....................................    23
      Section 6.   Regulations ..........................................    24
      Section 7.   Share Dividends; Distributions .......................    24

ARTICLE IX  MISCELLANEOUS PROVISIONS ....................................    24

      Section 1.   Fiscal Year ..........................................    24
      Section 2.   Seal .................................................    24
      Section 3.   Notice and Waiver of Notice ..........................    25
      Section 4.   Resignations .........................................    25
      Section 5.   Depositories .........................................    25
      Section 6.   Signing of Checks and Notes ..........................    25
      Section 7.   Loans ................................................    25
      Section 8.   Gender and Number ....................................    25
      Section 9.   Laws and Statutes ....................................    25
      Section 10.  Headings .............................................    26

ARTICLE X  AMENDMENTS ...................................................    26
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                          RANDALL'S FOOD MARKETS, INC.

                           AMENDED AND RESTATED BYLAWS

                                    ARTICLE I

                               OFFICES AND RECORDS

      Section 1. Registered Office. Until the Board of Directors otherwise determines, the registered office of the Corporation required by the Texas Business Corporation Act to be maintained in the State of Texas shall be the registered office named in the original Articles of Incorporation of the Corporation, but such registered office may be changed from time to time by the Board of Directors in the manner provided by law. Should the Corporation maintain a place of business in Texas, such registered office need not be identical to the principal place of business of the Corporation.

      Section 2. Principal and Other Offices. The principal office of the Corporation in the State of Texas shall be located in the City of Houston, County of Harris. The Corporation may also have offices at such other places or locations, within or without the State of Texas, as the Board of Directors may determine or the business of the Corporation may require.

      Section 3. Records. The books and records of the Corporation, except as otherwise provided by statute or these Bylaws, shall be kept in the offices of the Corporation or in such other place within or without of the State of Texas as shall be determined by the Board of Directors.

                                   ARTICLE II

                                  SHAREHOLDERS

      Section 1. Meetings of Shareholders. Any meeting of the shareholders, annual or special, shall be held at the principal place of business of the Corporation, or at such other place within or without the State of Texas as may be determined by the Chairman of the Board of Directors. However, any meeting may be held at any place within or without the State of Texas designated in a waiver or waivers of notice signed by, or in the aggregate signed by, all of the shareholders.

      Section 2. Annual Meeting. The annual meeting of the Shareholders shall be held on the first Tuesday after the third Saturday following the end of the first "quarterly" fiscal accounting period of the Company in each fiscal year. The Chairman of the Board or the President may change the designated meeting place, time or date of a regular meeting for any reason by notifying the Shareholders of the change at least five days before the date of the Annual Meeting as established in this Section 2. This meeting is for the purpose of electing Directors of the Corporation and for the transaction of any other business as may properly come before the meeting. Any and all business of any nature or character whatsoever may be transacted, and action may be taken thereon, at any annual meeting, except as otherwise provided by law or by these Bylaws. If the election of Directors is not held on the day designated herein for any annual meeting of the Shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a Special Meeting of the Shareholders as soon thereafter as convenient.

      Section 3. Special Meetings. Special meetings of the shareholders for any purpose or purposes, unless otherwise prescribed by statute or by law or by the Articles of Incorporation of the Corporation, may be called by the Chairman of the Board, the President, or the Board of Directors, and shall be called by the Chairman of the Board, the President or the Secretary upon written request therefor, stating the purpose or purposes of the meeting, delivered to such officer, signed by the then holder(s) of at least ten percent (10%) of all of the then issued and outstanding shares of the capital stock of the Corporation entitled to be voted at such meeting.

      Section 4. Notices of Shareholders' Meetings. Written or printed notice stating the place, day and hour of each meeting of the shareholders, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the President, the Secretary, or the officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the share transfer records of the Corporation, with postage thereon prepaid. Any notice required to be given to any shareholder pursuant to this Section 4 need not be given to the shareholder if (1) notice of two consecutive annual meetings and all notices of meetings held during the period between those annual meetings, if any, or (2) all (but in no event less than two) payments (if sent by first class mail) by the Corporation of distributions with respect to its stock or interest on securities during a 12-month period have been mailed to that person, addressed to his address as shown on the share transfer records of the Corporation, and have been returned as undeliverable. If a shareholder described in the immediately preceding sentence delivers to the Corporation a written notice setting forth his then current address, the requirement that notice be given to that person shall be reinstated.

      Section 5. Quorum of Shareholders. With respect to any matter, unless otherwise required by law or provided in the Articles of Incorporation, the holders of a majority of the shares entitled to vote on such matter, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. In no event shall a quorum consist of the holders of less than one-third (1/3) of the shares entitled to vote. Except as provided in Section 12 of this Article II, the vote of the holders of a majority of the shares entitled to vote and represented at a meeting at which a quorum is present shall be the act of the shareholders' meeting, unless the vote of a greater number is required by law, the Articles of Incorporation or these Bylaws. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the subsequent withdrawal of enough shareholders to leave less than a quorum or the refusal of any shareholder present in person or by proxy to vote or participate.

      Section 6. Adjournments of Annual and Special Meetings of Shareholders. If the holders of the amount of shares necessary to constitute a quorum shall fail to attend any meeting of the shareholders in person or by proxy, then the holders of a majority of the shares entitled to vote which are represented in person or by proxy at the meeting may adjourn any such meeting from time to time without notice, other than by announcement at the meeting of the time and place at which the meeting will reconvene, until holders of the amount of shares requisite to constitute a quorum shall be present at the particular meeting or at any adjournment thereof, in person or by proxy. The holders of a majority of the shares entitled to vote and which are represented in person or by proxy at a meeting may also adjourn any annual or special meeting of the shareholders from time to time and without notice, other than by announcement at the meeting of the time and place at which the meeting will reconvene, until the transaction of any and all business submitted or


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proposed to be submitted to such meeting or any adjournment thereof shall have been completed. If the adjournment is for more than 60 days, or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at such meeting. At any such adjourned meeting at which a quorum is present, in person or by proxy, any business may be transacted which might have been transacted at the meeting as originally notified or called.

      Section 7. Procedure at Meetings of Shareholders. The Chairman of the Board, or in the event of his absence, failure or refusal to act, the President of the Corporation shall call each meeting of the shareholders to order and shall act as Chairman of such meeting. If for any reason whatsoever neither the Chairman of the Board nor the President of the Corporation acts or will act as the Chairman of the meeting of shareholders, then the shareholders present, in person or by proxy, and entitled to vote thereat may by majority vote appoint a Chairman who shall act as Chairman of the meeting.

      The Secretary of the Corporation, or in the event of his absence, failure or refusal to act, an Assistant Secretary, shall act as Secretary of each meeting of the shareholders. If for any reason whatsoever neither the Secretary nor an Assistant Secretary acts or will act as Secretary of the meeting of shareholders, then the Chairman of the meeting or, if he fails to do so, the shareholders present, either in person or by proxy, and entitled to vote thereat may by majority vote appoint any person to act as Secretary of the meeting and such person shall act as Secretary of the meeting.

      The Chairman of any meeting shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him in order. Unless the Chairman of the meeting shall otherwise determine, the order of business shall be as follows:

      (a)   Calling of meeting to order.

      (b) Election of a Chairman and the appointment of a Secretary, if necessary.

      (c)   Presentation of proof of the due calling of the meeting.

      (d) Presentation and examination of proxies and determination of a quorum.

      (e) Waiver of reading of minutes and and acceptance without reading of the minutes of the previous meeting.

      (f)   Reports of officers and committees.

      (g) The election of directors if an annual meeting, or a meeting called for that purpose.

      (h)   Unfinished business and taking of any necessary votes thereon.

      (i)   New business and taking of any necessary votes thereon.

      (j)   Adjournment.

      Section 8. Attendance and Proxies. Each shareholder entitled to vote at a shareholders' meeting may attend such meeting and vote in person or may attend such meeting by proxy, and vote by such proxy. Proxies of a shareholder may only be appointed by an instrument in writing executed by the shareholder or by such shareholder's duly authorized attorney-in-fact and filed with the Secretary of the Corporation before or at the time of the particular meeting, and the attendance or the vote at any such meeting of a proxy of any such shareholder so appointed shall for all purposes be considered as the attendance or vote in person of such shareholder. Telegram, telex, cablegram or similar transmission by the shareholder, or a photographic, photostatic, facsimile, or similar reproduction of a writing executed by the shareholder, shall be treated as an execution in writing of the proxy for purposes of the preceding sentence. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the Secretary of the meeting who shall decide all questions touching upon the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the Chairman of the meeting, in which event such inspector or inspectors shall decide all such questions. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise expressly provided in the proxy. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law.

      Should a proxy designate two or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all of the powers of voting or giving consents thereby conferred, or if only one be present, then such powers may be exercised by that one or, if any even number attend and a majority do not agree on any particular issue, each proxy so attending shall be entitled to exercise such powers with respect to the percentage of the total shares equal to the percentage reached by dividing the number one by the total number of proxies representing such shares.

      Section 9. Voting of Shares. At each meeting of the shareholders, each outstanding share standing in the shareholder's name on the share transfer records of the Corporation shall be entitled to one (1) vote on each matter submitted to vote at such meeting, subject, however, to the provisions of
Section 5 of Article VIII of these Bylaws, and except to the extent that the Articles of Incorporation provide for more or less than one vote per share or, if and to the extent permitted by law, limit or deny voting rights to the holders of the shares of any class or series, or as otherwise provided by law. Treasury shares, shares of the Corporation's stock owned by another corporation the majority of the voting stock of which is owned or controlled by the Corporation, and shares of the Corporation's stock held by a corporation in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

      At each election for directors by the shareholders, every shareholder entitled to vote at such election shall have the right to vote the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote, or, unless expressly prohibited by the Articles of Incorporation of the Corporation (in general or with respect to a specified class or series of shares or group of classes or series of shares) and subject to the provisions of this paragraph below, to cumulate his votes by giving one candidate as many votes as the number of such directors multiplied by his shares shall equal or by distributing such votes on the same principle among any number of such candidates. If cumulative voting of shares of capital stock of the Corporation has not been denied in the Articles of Incorporation, cumulative voting will be allowed as long as any shareholder thereby having cumulative voting rights who intends to cumulate his votes shall have given written notice of such intention to the Secretary of the Corporation on or before the day preceding the election at which such shareholder intends to cumulate his votes. All shareholders entitled to vote cumulatively may cumulate their votes if any shareholder gives the written notice provided for herein.


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

      Section 10. Voting of Shares Owned by Another Corporation. Shares standing in the name of another corporation, domestic or foreign, on the books and records of the Corporation and having voting rights may be voted by such officer, agent or proxy as the bylaws of such other corporation may authorize or, in the absence of such authorization, as the board of directors of such other corporation may determine; provided, however, that when any foreign corporation without a permit to do business in the State of Texas lawfully owns or may lawfully own or acquire stock in a Texas corporation, it shall not be unlawful for such foreign corporation to vote such stock and to participate in the management and control of the business and affairs of such Texas corporation, as other shareholders, subject to all laws, rules and regulations governing Texas corporations and especially subject to the provisions of the antitrust laws of the State of Texas.

      Section 11. Shares Held by Fiduciaries, Receivers, Pledges. Shares held by an administrator, executor, guardian or conservator may be voted by him so long as such shares forming a part of an estate are in the possession and form a part of the estate being served by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him unless such shares shall have been transferred into his name as trustee. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without such shares being transferred into his name if authority so to do is contained in an appropriate order of the court by which such receiver was appointed. A shareholder whose shares are pledged shall be entitled to vote such shares until such shares have been transferred on the books and records of the Corporation into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

      Section 12. Decisions at Meetings of Shareholders. At all meetings of the shareholders all elections of Directors shall be determined by a plurality of the votes of the shareholders entitled to vote represented in person or by proxy, a quorum being present, and all other questions, business and matters, except those of which the manner of deciding is otherwise expressly governed by the Texas Business Corporation Act or by the Articles of Incorporation or by these Bylaws, shall be decided by the vote of the holders of a majority of the votes of the shareholders entitled to vote, represented in person or by proxy, a quorum being present. All voting shall be viva voce, except that upon the determination of the Chairman of the meeting or upon the demand of any qualified voter or his proxy, voting on any question, matter or business at such meeting shall be by ballot. In the event any business, question or matter is so voted upon by ballot, then each ballot shall be signed by the shareholder voting or by his proxy and shall state the number of shares so voted.

      In advance of any meeting of shareholders, the Board of Directors may appoint an inspector of election. If any inspector so appointed refuses to serve or is not present at the shareholders meeting for which he has been appointed, the Chairman of the meeting shall appoint a replacement. Each inspector shall subscribe an oath or affirmation to execute faithfully the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspector of election shall determine the number of shares outstanding, the voting power of each share, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies. The inspector of election shall in addition receive the ballots and consents, hear and determine all challenges and questions in any way arising in connection with a vote, count the votes and announce the results, make and sign a certificate of the results thereof and do all other acts as may be proper to conduct elections or votes in a fair and impartial manner. Any person may serve as an inspector, except no candidate for the office of director shall be appointed as an inspector.

      Section 13. List of Shareholders. A complete list of shareholders entitled to vote at each shareholders' meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, shall be prepared by the Secretary and kept on file at the registered office or principal place of business of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours for a period of at least ten (10) days prior to such meeting and shall be produced and kept open at such meeting and at all times during such meeting shall be subject to inspection by an shareholder. The original share transfer records shall be prima facie evidence as to the identity of the shareholders entitled to examine such list or share transfer records or to vote at any meeting of the shareholders.

      Section 14. Record Date. The Board of Directors shall have the power to close the share transfer records of the Corporation or, in lieu thereof, to fix a record date for the determination of the shareholders entitled to notice of or to vote at any meeting of the shareholders and at any adjournment thereof and to fix a record date for any other purpose as provided in Section 5 of Article
VIII of these Bylaws.

      Section 15. Action by Written Consent. In accordance with Article 9.10 of the Texas Business Corporation Act, any action required or which may be taken at any annual or special meeting of the shareholders ("Shareholder Action") may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by all shareholders entitled to vote with respect to the subject matter thereof at a meeting of shareholders, and such consent shall have the same force and effect as a vote at a meeting and may be stated as such in any articles or document filed with the Secretary of State of Texas.

      If permitted by the Articles of Incorporation of the Corporation, any Shareholder Action may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by those shareholders holding the number of votes necessary to approve the taking of such action at a meeting at which all shareholders entitled to vote with respect to the subject matter thereof were present and voting, and such consent shall have the same force and effect as a vote at a meeting and may be stated as such in any articles or document filed with the Secretary of State of Texas. No such written consent shall be effective to take the action that is the subject of the consent unless it bears the date of signature of each shareholder who signs the consent and unless, within sixty
(60) days after the date of the earliest dated consent delivered to the Corporation, a consent or consents signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take the action that is the subject of the consent are delivered to the Corporation by delivery to its registered office, its registered agent, its principal place of business, its transfer agent, its registrar, its exchange agent or to the Secretary or any Assistant Secretary of the Corporation. Delivery of any written consent to the Corporation pursuant to this paragraph shall be by hand or certified or registered mail, return receipt requested. Delivery to the Corporation's principal place of business shall be addressed to the President or Chief Executive Officer of the Corporation. A telegram, telex, cablegram, or similar transmission by a shareholder, or a photographic, photostatic, facsimile, or similar reproduction of a writing signed by a shareholder, shall be regarded as signed by the shareholder for purposes of this Section 15. Prompt notice of the taking of any action by shareholders without a meeting by less than unanimous written consent shall be given to those shareholders who do not consent in writing to the action.

      Section 16. Meeting by Telephone or Similar Communications Equipment. Subject to the provisions required or permitted by the Texas Business Corporation Act for notice of meetings, unless otherwise restricted by these Bylaws or the Articles of Incorporation, shareholders may participate in and hold a meeting by means of conference telephone or other similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section 16 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                  ARTICLE III

                               BOARD OF DIRECTORS

      Section 1. Board of Directors. The powers of the Corporation shall be exercised by or under the authority of, and the business, property and affairs of the Corporation shall be managed under the direction of, the Board of Directors and, subject to such restrictions, if any, as may be imposed by law, the Articles of Incorporation or by these Bylaws, the Board of Directors may, and are fully authorized to, do all such lawful acts and things as may be done by the Corporation. Directors need not be residents of the State of Texas or shareholders of the Corporation.

      Section 2. Number of Directors. The number of directors which shall constitute the entire Board of Directors shall be determined from time to time by resolution of the Board of Directors, provided that no decrease shall have the effect of shortening the term of any incumbent director, and further provided that the number of directors shall never be less than one (1) nor more than fifteen (15). If the Board of Directors makes no such determination, the number of directors shall be the number set forth in the Articles of Incorporation.

      Section 3. Election and Term. Except as otherwise provided in Section 5 of this Article III, the directors shall be elected each year at the annual meeting of the shareholders, or at a special meeting of the shareholders held in lieu of the annual meeting. Each such director shall hold office, unless he is removed in accordance with the provisions of these Bylaws or he resigns, for the term for which he is elected and until his successor shall have been elected and qualified. Each director shall qualify by accepting his election to office either expressly or by acting as a director.

      Section 4. Resignation. Any director or officer of the Corporation may resign at any time as provided in Section 4 of Article IX of these Bylaws.

      Section 5. Vacancy and Increase. Any vacancy occurring in the initial Board of Directors before the issuance of shares may be filled by the affirmative vote or written consent of a majority of the incorporators or by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. Any vacancy occurring in the Board of Directors after the issuance of shares may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office and until his successor shall have been elected and qualified. A directorship to be filled by reason of an increase in the number of directors may be filled by the Board of Directors for a term of office continuing only until the next election of one or more directors by the shareholders; provided, however, that the Board of Directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders. Any vacancy occurring in the Board of Directors or any directorship to be filled by reason of an increase in the number of directors may also be filled by election at an annual or special meeting of shareholders called for that purpose. Notwithstanding the foregoing provisions of this Section 5, whenever the holders of any class or series of shares or group of classes or series of shares are entitled to elect one or more directors by the provisions of the Articles of Incorporation of the Corporation, any vacancies in such directorships and any newly-created directorships of such class or series to be filled because of an increase in the number of such directors may be filled by the affirmative vote of a majority of the directors elected by such class or series, or by such group, then in office, or by a sole remaining director so elected, or by the vote of the holders of the outstanding shares of such class or series or of such group, and such directorships shall not in any case be filled by the vote of the remaining directors or the holders of the outstanding shares as a whole unless otherwise provided in the Articles of Incorporation of the Corporation.

      Section 6. Removal. At any meeting of shareholders at which a quorum of shareholders is present called expressly for that purpose, any director or the entire Board of Directors may be removed from office, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors; provided that, in case the shareholders have the right to cumulate votes for the election of directors, if less than the entire Board is to be removed, no director may be removed if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at any election of the entire Board of Directors, or if there be classes of directors, at an election of the class of directors of which such director is a part, and any vacancy or vacancies in the Board resulting therefrom may be filled by the remaining directors, though less than a quorum, or by the shareholders, whichever shall first act thereon.

      Section 7. Meeting of Directors. Meetings of the Board of Directors, regular or special, may be held either within or without the State of Texas.

      Section 8. First Meeting. Each newly elected Board of Directors may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of the shareholders, and no notice of such meeting shall be necessary.

      Section 9. Election of Officers. At the first meeting of the newly-elected Board of Directors in each year at which a quorum shall be present, the Board of Directors shall proceed to the election of the officers of the Corporation.

      Section 10. Regular Meetings. There shall be four Regular Meetings of the Board of Directors each calendar year. All Regular Meetings of the Board of Directors other than the Annual Meeting of the Board of Directors shall be held in the corporate offices of the Corporation at 9:30 a.m. on the first Thursday after the third Saturday following the end of each "quarterly" fiscal accounting period without notice other than this Article III, Section 10 of the By-Laws of the Corporation. The Regular Meeting after the end of the first quarterly fiscal accounting period of the Corporation will be designated the Annual Meeting of the Board of Directors and shall be held immediately following the annual meeting of shareholders scheduled in accordance with Article II, Section 2 of the By-Laws of the Corporation. The Chairman of the Board or the President may change the designated meeting place, time or date of a Regular Meeting for any reason by notifying the Board of Directors of the change at least five days before the date of the Regular Meeting as established in this Section 10.

      Section 11. Special Meetings. Special Meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, President or any two Directors. The person authorized to call Special Meetings of the Board of Directors may fix any place, either within or without the State of Texas, as the place for holding any special meeting of the Board of Directors. Further, this authorized person may set any time of day for such Special Meeting.

      Section 12. Notice. The Secretary or an Assistant Secretary shall, but in the event of the absence of the Secretary or an Assistant Secretary or the failure, inability, refusal or omission on the part of the Secretary or an Assistant Secretary so to do, any other officer of the Corporation may, give notice to each director of each special meeting, and of the place, day and hour of the particular meeting, in person or by mail, or by telephone, telegraph or other means of communication, at least two (2) days before the meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

      Section 13. Business to be Transacted. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or any waiver of notice of such meeting. Any and all business of any nature or character whatsoever may be transacted and action may be taken thereon at any meeting, regular or special, of the Board of Directors. At any meeting at which every director shall be present, even though without any notice, any business may be transacted.

      Section 14. Quorum-Adjournment if Quorum is Not Present. A majority of the number of directors fixed by, or in the manner provided in, the Articles of Incorporation or these Bylaws shall constitute a quorum for the transaction of any and all business, unless a different number or portion is required by law or by the Articles of Incorporation or these Bylaws. In no case may the Articles of Incorporation or these Bylaws provide that less than one-third (1/3) of the number of directors so fixed constitutes a quorum. At any meeting, regular or special or any first meeting, of the Board of Directors, if there be less than a quorum present, a majority of those present may adjourn the meeting from time to time without notice, other than by announcement at the meeting of the time and place at which the meeting will reconvene, until a quorum shall be present at the meeting. A majority of the directors present at any meeting of the Board of Directors, or if only one director may be present, then such director, may adjourn any meeting of the Board from time to time without notice, other than by announcement at such meeting of the time and place at which the meeting will reconvene, until the transaction of any and all business submitted or proposed to be submitted to such meeting or any adjournment thereof shall have been completed. The act of the majority of the directors present at any meeting of the Board of Directors at which a quorum is present shall constitute the act of the Board of Directors, unless the act of a greater number is required by law or the Articles of Incorporation or these Bylaws.

      Section 15. Order of Business. At all meetings of the Board of Directors, business shall be transacted in such order as the Board of Directors may determine. At all meetings of the Board of Directors, the Chairman of the Board shall preside, but if the Chairman of the Board should be absent, the President shall preside, but if none of such officers shall be present or preside at any meeting of the Board, then a Chairman shall be chosen by the Board from among the directors present and such Chairman so chosen shall preside at the meeting.

      The Secretary of the Corporation, or in his absence, an Assistant Secretary, shall act as Secretary of the meetings of the Board of Directors, but in the absence of the Secretary and an Assistant Secretary, or if for any reason neither acts as Secretary thereof, the presiding officer shall appoint any person of his choice to act, and such person shall act, as Secretary of the meeting.

      Section 16. Presumption of Assent. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

      Section 17. Compensation. Unless otherwise restricted by the Articles of Incorporation, the Board of Directors shall have authority to fix the compensation of directors. By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as a director. Nothing herein contained shall be construed so as to preclude any director from serving the Corporation in any other capacity or receiving compensation therefor. Members of special or standing committees may be allowed a fixed sum and expenses of attendance, if any, at committee meetings.

      Section 18. Action by Unanimous Consent. Any action required or permitted to be taken at a meeting of the Board of Directors or any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all members of the Board of Directors or committee, as the case may be. Such consent shall have the same force and effect as a unanimous vote at a meeting, and may be stated as such in any document or instrument filed with the Secretary of State of the State of Texas.

      Section 19. Meeting by Telephone or Similar Communications Equipment. Subject to the provisions required or permitted by the Texas Business Corporation Act for notice of meetings, unless otherwise restricted by these Bylaws or the Articles of Incorporation, the Board of Directors or any committee thereof designated by the Board of Directors, may participate in and hold a meeting of the Board of Directors or any such committee by means of conference telephone or other similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section 19 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

      Section 20. Approval or Ratification of Acts or Contracts by Shareholders. The Board of Directors in its discretion may submit any act or contract for approval or ratification at any annual meeting of the shareholders, or at any special meeting of the shareholders called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by the vote of the shareholders holding a majority of the issued and outstanding shares of stock of the Corporation entitled to vote and present in person or by proxy at such meeting, provided that a quorum is present, shall be as valid and as binding upon the Corporation and upon all of the shareholders as if it has been approved or ratified by every shareholder of the Corporation.

                                   ARTICLE IV

                DIRECTORS' SERVICES AND CONFLICTING INTERESTS AND
             INDEMNIFICATION AND INSURANCE OF OFFICERS AND DIRECTORS

      Section 1. Directors' Services. No director shall be required to devote his time or any particular portion of his time or render services or any particular services exclusively to the Corporation. Every director shall be entirely free to engage, participate and invest in any and all businesses, enterprises and activities, either similar or dissimilar to the business, enterprise and activities of the Corporation, without the breach of any duty to the Corporation or to its shareholders and without accountability or liability to the Corporation or to its shareholders.

      Every director shall, respectively, be entirely free to act for, serve and represent any other corporation, any entity or any person, in any capacity, and be or become a director or officer, or both, of any other corporation or any entity, irrespective of whether or not the business, purposes, enterprises and activities, or any of them, thereof be similar or dissimilar to the business, purposes, enterprises and activities, or any of them, of the Corporation, without the breach of any duty to the Corporation or to its shareholders and without accountability or liability to the Corporation or to its shareholders.

      Section 2. Directors' Interests in Contracts. As provided in the Articles of Incorporation of the Corporation and this Section 2, no contract or transaction between the Corporation and one or more of its directors, or between the Corporation and any other corporation, partnership, association, or other organization or entity in which one or more of the Corporation's directors are directors or have a financial interest, shall be void or voidable solely for such reason, solely because the director is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if (i) the material facts of his relationship or interest shall be disclosed or known to the Board of Directors or the committee, and the Board of Directors or such committee shall in good faith authorize, approve or ratify such contract or other transaction by a vote of a majority of the disinterested directors present, even though the disinterested directors be less than a quorum, (ii) the material facts of such relationship or interest and of such contract or transaction shall be disclosed or known to the shareholders entitled to vote thereon and such shareholders shall in good faith authorize, approve or ratify such contract or other transaction, or (iii) such contract or other transaction is fair to the Corporation at the time of its authorization, approval or ratification by the Board of Directors or any committee thereof or the shareholders; nor shall any director be responsible to, or liable to account to, the Corporation for any profits realized by or from or through any such contract or other transaction of the Corporation so authorized, ratified or approved, by reason of such interest or his being or having been a director of the Corporation. Nothing herein contained shall create responsibility or liability in or in connection with any such event or prevent the authorization, ratification or approval of such contracts or other transactions in any other manner permitted by law or by statute. This Section 2 shall not be construed to invalidate any contract or other transaction which would otherwise be valid under the common or statutory law applicable thereto. Common or interested directors may be counted in determining the presence of a quorum at the meeting of the Board of Directors or committee thereof which authorizes any such contract or transaction.

      Section 3. Reliance Upon Books, Reports and Records. As provided in the Articles of Incorporation of the Corporation and this Section 3, a director shall not be liable under Section 2.41(A)(1) of the Texas Business Corporation Act if, in voting for or assenting to the distribution, the director (i) relied in good faith and with ordinary care upon (a) financial statements of the Corporation (including without limitation financial statements that include subsidiary corporations or other corporations accounted for on a consolidated basis or on the equity method of accounting) that present the financial condition of the Corporation in accordance with generally accepted accounting principles, or (b) financial statements prepared on the basis of accounting used to file the Corporation's federal income tax return or any other accounting practices and principles that are reasonable in the circumstances, or (c) financial information, including without limitation, condensed or summary financial statements, that is prepared on a basis consistent with the financial statements described pursuant to subclauses (i)(a) and (i)(b) of this sentence,
(d) projection, forecast, or other forward looking information relating to the future economic performance, financial condition or liquidity of the Corporation that is reasonable in the circumstances, (e) a fair valuation or information from any other method that is reasonable under the circumstances, (f) any combination of the statements, valuations or information authorized by this clause (i), or (g) other information, opinions, reports or statements, including financial statements and other financial data, concerning the Corporation or another person, that were prepared or presented by one or more officers or employees of the Corporation, legal counsel, public accountants, investment bankers, or other persons as to matters the director reasonably believes are within the person's professional or expert competence, or a committee of the Board of Directors of which the director is not a member, (ii) acting in good faith and with ordinary care considered the worth of the assets of the Corporation to be at least equal to their book value, or (iii) in determining whether the Corporation made adequate provision for payment, satisfaction or discharge of all of its liabilities and obligations as provided in Article 6.04 of the Texas Business Corporation Act, relied in good faith and with ordinary care upon financial statements of, or other information concerning, any person who was or became contractually obligated to pay, satisfy or discharge some or all of those liabilities or obligations.

      In the discharge of any duty imposed or power conferred upon a director, including as a member of a committee, the director may in good faith and with ordinary care, rely on information, opinions, reports, or statements, including financial statements and other financial data, concerning the Corporation or another person, that were prepared or presented by one or more officers or employees of the Corporation, legal counsel, public accountants, investment bankers, or other persons as to matters the director reasonably believes are within the person's professional or expert competence, or a committee of the Board of Directors of which the director is not a member. A director is not relying in good faith if the director has knowledge concerning the matter in question that makes reliance as otherwise permitted above unwarranted.

      In the discharge of any duty imposed or power conferred upon an officer of the Corporation the officer may in good faith and with ordinary care rely on information, opinions, reports, or statements, including financial statements and other financial data, concerning the Corporation or another person, that were prepared or presented by one or more other officers or employees of the Corporation, including members of the Board of Directors, or legal counsel, public accountants, investment bankers, or other persons as to matters the officer reasonably believes are within the person's professional or expert competence. An officer is not relying in good faith if the officer has knowledge concerning the matter in question that makes reliance as otherwise permitted above unwarranted.

      Section 4. Non-Liability of Directors and Officers in Certain Cases. No director, officer, or member of a committee shall be liable for his acts as such if he is excused from liability under any present or future provision of the Texas Business Corporation Act.

      Section 5. Indemnification of Directors, Officers, Employees and Agents.

      (a) As used in this section:

            (1) "Corporation" includes any domestic or foreign predecessor entity of the Corporation in a merger, consolidation or other transaction in which the liabilities of the predecessor are transferred to the Corporation by operation of law and in any other transaction in which the Corporation assumes the liabilities of the predecessor but does not specifically exclude liabilities that are the subject matter of this
      Section 5.

            (2) "Director" means an person who is or was a director of the Corporation and any person who, while a director of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise.

            (3) "Expenses" include court costs and attorneys' fees.

            (4) "Official Capacity" means

                  (A) when used with respect to a Director, the office of
            director in the Corporation, and

                  (B) when used with respect to a person other than a Director, the elective or appointive office in the Corporation held by the officer or the employment or agency relationship undertaken by the employee or agent on behalf of the Corporation,

      but neither A nor B above includes service for any other foreign or domestic corporation or any partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise.

            (5) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding.

      (b) As provided in the Articles of Incorporation of the Corporation, the Corporation shall indemnify any person who was, is or is threatened to be made a named defendant or respondent in any Proceeding because the person is or was a Director only if it is determined in accordance with paragraph (f) of this
Section 5 that the person:

            (1) conducted himself in good faith;

            (2) reasonably believed:

                  (A) in the case of conduct in his Official Capacity as a
            Director of the Corporation, that his conduct was in the Corporation's best interests, and

                  (B) in all other cases, that his conduct was at least not
            opposed to the Corporation's best interests; and

            (3) in the case of any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

      (c) A Director may not be indemnified under subsection 5(b) for obligations resulting from a Proceeding:

            (1) in which the person is found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's Official Capacity; or

            (2) in which the person is found liable to the Corporation.

      (d) The termination of any Proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the person did not meet the requirements set forth in subsection 5(b). A person shall be deemed to have been found liable in respect of any claim, issue or matter only after the person shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

      (e) A person shall be indemnified under subsection 5(b) against judgments, penalties (including excise and similar taxes), fines, settlements and reasonable Expenses actually incurred by the person in connection with the Proceeding; but if the Proceeding was brought by or on behalf of the Corporation, the indemnification is limited to reasonable Expenses actually incurred by the person in connection with the Proceeding.

      (f) No indemnification under subsection 5(b) shall be made by the Corporation unless authorized in the specific case after a determination has been made that the Director has met the standard of conduct set forth in subsection 5(b). Such determination shall be made:

            (1) by the Board of Directors by a majority vote of a quorum consisting of directors who at the time of the vote are not named defendants or respondents in the Proceeding;

            (2) if such quorum cannot be obtained, then by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of the full Board of Directors (in which vote directors who are named defendants or respondents may participate), which committee shall consist solely of two or more directors who at the time of the vote are not named defendants or respondents in the Proceeding;

            (3) by special legal counsel, selected by the Board of Directors or a committee thereof by vote as set forth in clauses (1) or (2) of this subsection 5(f), or, if the requisite quorum of the full Board of Directors cannot be obtained therefor and such a committee cannot be established, by a majority vote of the full Board of Directors (in which vote directors who are named defendants or respondents may participate); or

            (4) by the shareholders in a vote that excludes the shares held by directors who are named defendants or respondents in the Proceeding.

      (g) Authorization of indemnification and determination as to reasonableness of Expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of Expenses shall be made in the manner specified in clause (3) in subsection 5(f) for the selection of such counsel. A provision contained in the Articles of Incorporation, these Bylaws, a resolution of shareholders or directors, or an agreement that makes mandatory the indemnification permitted under subsection 5(b) shall be deemed to constitute authorization of indemnification in the manner required by this section even though such provision may not have been adopted or authorized in the same manner as the determination that indemnification is permissible.

      (h) Unless limited by the Articles of Incorporation of the Corporation, a Director who has been wholly successful, on the merits or otherwise, in the defense of any Proceeding in which he is a party because he is or was a Director shall be indemnified by the Corporation against reasonable Expenses incurred by him in connection with the Proceeding.

      (i) If, in a suit for the indemnification required by Section 5(h), a court of competent jurisdiction determines that the Director is entitled to indemnification under that section, the court shall order indemnification and shall award to the Director the expenses incurred in securing the indemnification. Unless limited by the Articles of Incorporation of the Corporation, if, upon application of a Director, a court of competent jurisdiction determines, after giving any notice the court considers necessary, that the Director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he has met the standard of conduct set forth in subsection 5(b) or has been found liable in the circumstances described in subsection 5(c), the court may order such indemnification as the court determines is proper and equitable. The court by law is required to limit indemnification to reasonable Expenses if the Proceeding is brought by or on behalf of the Corporation or if the Director is found liable to the Corporation or is found liable on the basis of circumstances described in subsection 5(c)(1).

      (j) As provided in the Articles of Incorporation of the Corporation, reasonable Expenses incurred by a Director who was, is, or is threatened to be made a named defendant or respondent to a Proceeding shall be paid or reimbursed by the Corporation in advance of the final disposition of such Proceeding after
(i) receipt by the Corporation of a written affirmation by the Director of his good faith belief that he has met the standard of conduct necessary for indemnification by the Corporation as authorized in this Section 5, and a written undertaking by or on behalf of the Director to repay the amount paid or reimbursed if it shall ultimately be determined that he has not met that standard and (ii) a determination that the facts then known to those making the determination would not preclude indemnification under this Section 5. The written undertaking required above must be an unlimited general obligation of the Director but need not be secured. It may be accepted without reference to financial ability to make repayment. Determinations and authorizations of payments under this Section 5 (j) must be made in the manner specified by
Section 5(f) for determining that indemnification is permissible.

      (k) The indemnification provided by this Section 5 shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any statute, including, but not limited to, Article 2.02-1 of the Texas Business Corporation Act, Bylaw, agreement, insurance policy, vote of shareholders or disinterested directors or otherwise, both as to action in their Official Capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person; provided, however, no provision for the Corporation to indemnify or to advance Expenses to a Director who was, is or is threatened to be made a named defendant or respondent to a Proceeding, whether contained in the Articles of Incorporation, these Bylaws, a resolution of shareholders or directors, an agreement or otherwise (except as contemplated by subsection (p)), shall be valid unless consistent with the provisions of the Texas Business Corporation Act and this Section 5 or, to the extent that indemnity hereunder is limited by the Articles of Incorporation, consistent therewith.

      (1) Nothing contained in this Section 5 shall limit the Corporation's power to pay or reimburse Expenses incurred by a Director in connection with his appearance as a witness in a Proceeding at a time when he is not a named defendant or respondent in the Proceeding.

      (m) As currently required by the Articles of Incorporation of the Corporation (and unless otherwise limited thereby),

            (1) an officer of the Corporation shall be indemnified as and to the same extent provided in this Section 5 for a Director and shall be entitled to the same extent as a Director to seek indemnification pursuant to the provisions of such Section 5; and

            (2) the Corporation shall indemnify and advance Expenses to an officer, and may indemnify and advance Expenses to an employee or agent of the Corporation, to the same extent that it is required to indemnify and advance Expenses to Directors pursuant to this Section 5.

      (n) As currently required by the Articles of Incorporation of the Corporation (and unless otherwise limited thereby), the Corporation shall indemnify and advance Expenses to persons who are or were serving at the request of the Corporation as a director, officer, partner, or trustee of another foreign or domestic corporation, partnership, joint venture, trust or employee benefit plan to the same extent that the Corporation has agreed to indemnify and advance expenses to Directors under this Section 5.

      (o) Unless limited by the Articles of Incorporation of the Corporation, the Corporation may indemnify and advance Expenses to an officer, employee, agent or person described pursuant to Section 5(n) and who is not a Director to such further extent, consistent with law, as may be provided by the Articles of Incorporation of the Corporation, these Bylaws, general or specific action of the Board of Directors, or contract or as permitted or required by common law.

      (p) The Corporation may purchase and maintain insurance or another arrangement on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, other enterprise or employee benefit plan, against any liability asserted against him and incurred by him in any such a capacity or arising out of his status as such a person, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the Texas Business Corporation Act or this Section 5. If the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for a payment of a liability with respect to which the Corporation would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the shareholders of the Corporation. Without limiting the power of the Corporation to procure or maintain any kind of insurance or other arrangement, a Corporation may, for the benefit of persons indemnified by the Corporation, (1) create a trust fund, (2) establish any form of self-insurance, (3) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Corporation, or (4) establish a letter of credit, guaranty, or surety arrangement. The insurance or other arrangement may be procured, maintained, or established within the Corporation or with any insurer or other person deemed appropriate by the Board of Directors regardless of whether all or part of the stock or other securities of the insurer or other person are owned in whole or in part by the Corporation. In the absence of fraud, the judgment of the Board of Directors as to the terms and conditions of the insurance or other arrangement and the identity of the insurer or other person participating in an arrangement shall be conclusive and the insurance or arrangement shall not be voidable and shall not subject the directors approving the insurance or arrangement to liability, on any ground, regardless of whether directors participating in the approval are beneficiaries of the insurance or arrangement.

      (q) Any indemnification of, or advance of Expenses to a Director in accordance with this Section 5 shall be reported in writing to the shareholders with or before the notice or waiver of notice of the next shareholders' meeting or with or before the next submission to shareholders of a consent to action without a meeting pursuant to Section A, Article 9.10 of the Texas Business Corporation Act, and in any case, within the 12-month period immediately following the date of the indemnification or advance.

      (r) For purposes of this Section 5, the Corporation shall be deemed to have requested a Director to serve an employee benefit plan whenever the performance by him of his duties to the Corporation also imposes duties on, or otherwise involves services by, him to the plan or participants or beneficiaries of the plan. Excise taxes assessed on a Director with respect to an employee benefit plan pursuant to applicable law shall be deemed "fines". Action taken or omitted by him with respect to an employee benefit plan in the performance of his duties for a purpose reasonably believed by him to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Corporation.

                                   ARTICLE V

                                BOARD COMMITTEES

      The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an Executive Committee and one or more other committees, each of which, to the extent provided in such resolution or in the Articles of Incorporation or in these Bylaws, shall have and may exercise all of the authority of the Board of Directors, except that no such committee shall have the authority of the Board of Directors in reference to any of the following:

      (1) amending the Articles of Incorporation, except that a committee may, to the extent provided in the resolution designating the committee or in the Articles of Incorporation or these Bylaws, exercise the authority of the Board of Directors vested in it in accordance with
            Article 2.13 of the Texas Business Corporation Act,

      (2) proposing a reduction in the stated capital of the Corporation in the manner permitted by Article 4.12 of the Texas Business Corporation Act,

      (3)   approving a plan of merger or share exchange of the Corporation,

      (4) recommending to the shareholders the sale, lease or exchange of all or substantially all of the property and assets of the Corporation otherwise than in the usual and regular course of its business,

      (5) recommending to the shareholders a voluntary dissolution of the Corporation or a revocation thereof,

      (6) amending, altering or repealing these Bylaws or adopting new Bylaws for the Corporation,

      (7) filling vacancies in the Board of Directors or any such committee or designating alternative members thereof,

      (8) filing any directorship to be filled by reason of an increase in the number of directors,

      (9) electing or removing officers or members or alternative members of any such committee,

      (10) fixing the compensation of any member or alternative members of such committee, or

      (11) altering or repealing any resolution of the Board of Directors that by its terms provides that it shall not be so amendable or repealable;

and, unless the resolution establishing the committee or the Articles of Incorporation expressly so provide, no such committee shall have the power and authority to authorize any distribution by the Corporation to any of the shareholders or issuance of shares of the Corporation.

      A majority of all of the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. At every meeting of any such committee, the presence of a majority of all of the members thereof shall constitute a quorum and the affirmative vote of a majority of the members present shall be necessary for the adoption by it of any resolution. The Board of Directors shall have power at any time to change the number and members of any such committee, to fill vacancies and to discharge any such committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may, subject to any limitation imposed by the Board of Directors, replace any absent or disqualified member of the committee at any meeting of such committee. Each such committee shall serve at the pleasure of the Board of Directors and may establish its own administrative and operational rules and procedures, so long as they are consistent with those set forth in this paragraph above. Each committee shall keep accurate and complete records of the actions taken by it. The designation of such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

                                   ARTICLE VI

                                    OFFICERS

      Section 1. Principal Officers. The officers of the Corporation shall be chosen by the Board of Directors. The officers shall be a Chairman of the Board of Directors, a President, one or more Executive Vice Presidents, one or more Vice Presidents, a Secretary and a Treasurer and such number of Vice Chairmen, Senior Vice Presidents, Assistant Secretaries and Assistant Treasurers as the Board may from time to time determine or elect. Any person may hold two or more offices at the same time.

      Section 2. Additional Officers. The Board may appoint such other officers and agents as it shall deem necessary, which officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board or as otherwise provided in these Bylaws.

      Section 3. Terms of Officers. Each officer shall hold his office until his successor shall have been duly elected and qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

      Section 4. Salaries. The salaries or other compensation of the officers and agents of the Corporation shall be fixed from time to time by the Board of Directors.

      Section 5. Removal. Any officer or agent or member of any committee elected or appointed by the Board of Directors may be removed by the affirmative vote of a majority of the Board of Directors.

      Section 6. Vacancies. A vacancy in the office of any officer may be filled by the vote of a majority of the directors then in office.

      Section 7. Powers and Duties of Officers. The officers so chosen shall perform the duties and exercise the powers expressly conferred or provided for in these Bylaws, as well as the usual duties and powers incident to such office, respectively, and such other duties and powers as may be assigned to them by the Board of Directors or by the Chairman of the Board.

      Section 8. Chairman of the Board. The Chairman of the Board of Directors shall be the chief executive officer of the business affairs of the Corporation and shall preside at all meetings of the Board of Directors and the shareholders and approve the minutes of all proceedings thereat, and the Chairman of the Board shall be available to consult with and advise the officers of the Corporation with respect to the conduct of the business and affairs of the Corporation and shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to him by the Board of Directors. Except where by law the signature of the President is required, the Chairman of the Board shall possess the same power as the President to sign all certificates, contracts and others instruments of the Corporation which may be authorized by the Bylaws and the Board of Directors. During the absence or disability of the President, the Chairman of the Board shall exercise all of the powers and discharge all of the duties of the President.

      Section 9. Vice Chairmen of the Board. Each Vice Chairman of the Board, in the capacities determined by the Board of Directors, shall perform such duties and exercise such powers as may be assigned to him from time to time by the Board of Directors.

      Section 10. President. The President shall be the chief operating officer of the Corporation and, in the absence of the Chairman of the Board, shall preside at all meetings of the shareholders and the Board of Directors. The President shall have general and active management of the business operations of the Corporation and shall see that all orders of the Chairman of the Board and the resolutions of the Board of Directors are carried into effect. In the absence of the Chairman of the Board and except where required or permitted by law to be otherwise signed and except where the signing thereof shall be expressly delegated by the Board of Directors to another officer or agent of the Corporation, the President may make, execute, acknowledge and deliver any and all contracts, leases, deeds, conveyances, assignments, bills of sale, transfers, releases and receipts, and any and all mortgages, deeds of trust, indentures, pledges, chattel mortgages, liens and hypothecations, and any and all bonds, debentures, notes, other evidences of indebtedness and any and all other obligations and encumbrances and any and all other instruments, documents and papers of any kind or character for and on behalf of and in the name of the Corporation. Together with the Secretary or an Assistant Secretary, the President may sign all certificates for shares of the capital stock of the Corporation. The President shall further perform such other duties and have such additional authority and powers as from time to time may be assigned to or conferred upon him by the Board of Directors.

      Section 11. Executive Vice Presidents. In the absence of the President and the Chairman of the Board or in the event of the disability or refusal to act of both, each Executive Vice President (if more than one, in the order prescribed by the Board of Directors) shall perform the duties of the President, and when so acting, shall have such power and discharge such duties as may be assigned to him from time to time by the Board of Directors.

      Section 12. Senior Vice Presidents. Each Senior Vice President, in the capacities determined by the Board of Directors, shall perform such duties and exercise such powers as may be assigned to him from time to time by the Board of Directors.

      Section 13. Vice Presidents. Each Vice President, in the capacities determined by the Board of Directors, shall perform such duties and exercise such powers as may be assigned to him from time to time by the Board of Directors.

      Section 14. Treasurer. The Treasurer shall have custody of all funds and securities of the Corporation which come into his hands. When necessary or proper, he may endorse or cause to be endorsed on behalf of the Corporation, for collection, checks, notes and other obligations and shall deposit or cause to be deposited the same to the credit of the Corporation in such banks or depositories as shall be selected or designated by or in the manner prescribed by the Board of Directors. He may sign all receipts and vouchers for payments made to the Corporation, either alone or jointly with such officer as may be designated by the Board of Directors. Whenever required by the Board of Directors he shall render or cause to be rendered a statement of his cash account. He shall enter or cause to be entered, punctually and regularly, on the books of the Corporation to be kept by him or under his supervision or direction for that purpose, full and accurate accounts of moneys received and paid out by, for or on account of the Corporation. He shall at all reasonable times exhibit his books and accounts and other financial records to any director of the Corporation during business hours. He shall have such other powers and duties as may be conferred upon or assigned to him by the Board of Directors. The Treasurer shall perform all acts incident to the position of Treasurer subject always to the control of the Chief Executive Officer and the Board of Directors. He shall, if required by the Board of Directors, give such bond for the faithful discharge of his duties in such form and amount as the Board of Directors may require.

      Section 15. Assistant Treasurers. Each Assistant Treasurer (if more than one, in the order determined by the Board of Directors or Chairman of the Board) shall perform the duties and exercise the powers of the Treasurer during that officer's absence or inability or refusal to act and shall perform such other duties and have such other powers as the Board of Directors, Chairman of the Board, President or any Executive Vice President may from time to time confer upon or assign to him.

      Section 16. Secretary. The Secretary, or in his absence an Assistant Secretary, as designated by the Chairman of the Board of Directors, (1) shall attend all meetings of the Board of Directors and shareholders and keep the minutes of all such meetings, in books provided for that purpose, and perform like duties for the standing committees of each when required, (2) shall attend to the giving and serving of all notices of meetings, as required by law or these Bylaws, (3) may sign with the Chairman of the Board, the President or any Executive Vice President or Vice President in the name of the Corporation and/or attest the signature of any to all contracts, conveyances, transfers, assignments, encumbrances, authorizations and all other instruments, documents and papers, of any and every description whatsoever, of or executed for or on behalf of the Corporation and affix the seal of the Corporation thereto, (4) may sign with the Chairman of the Board or President all certificates for shares of the capital stock of the Corporation and affix the corporate seal of the Corporation thereto, (5) shall have charge of and maintain and keep or supervise and control the maintenance and keeping of the corporate seal, stock certificate books, share transfer records and such other books and papers as the Board of Directors may authorize, direct or provide for, all of which shall at all reasonable times be open to the inspection of any director, upon request, at the office of the Corporation during business hours, (6) shall in general perform all of the duties incident to the office of Secretary, subject to the control of the Board of Directors, the Chairman of the Board and the President, under whose supervision he shall be, and (7) shall have such other powers and duties as may be conferred upon or assigned to him by the Board of Directors. The Board of Directors may give general authority to any other officer of the corporation to affix the seal of the Corporation and to attest the affixing by his signature.

      Section 17. Assistant Secretaries. Each Assistant Secretary, in the order determined by the Board of Directors if more than one, shall perform the duties and exercise the powers of the Secretary during that officer's absence or inability or refusal to act and shall perform such other duties and have such other powers as may be conferred upon or assigned to him by the Board of Directors from time to time.

      Section 18. Securities of Other Corporations. The Chairman of the Board, President or any Executive Vice President of the Corporation shall have power and authority to transfer, enforce for transfer, vote, consent or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute and deliver any waiver, proxy or consent with respect to any such securities and otherwise to exercise any and all rights and powers which the Corporation may possess by reason of its ownership of securities in such other corporation, including the exercise of any voting rights.

                                   ARTICLE VII

                          BOOKS, DOCUMENTS AND ACCOUNTS

      The Corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its shareholders. The Board of Directors shall have power to keep the books, documents and accounts of the Corporation outside of the State of Texas, except that a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shall be kept at its registered office or principal place of business, or at the office of its transfer agent or registrar and the original or a duplicate of the share transfer records shall at all times be kept within the State of Texas. A director may examine the Corporation's books and records of account, share transfer records, corporate minutes and any other corporate books and records for any purpose reasonably related to the director's service as a director.

                                  ARTICLE VIII

                                  CAPITAL STOCK

      Section 1. Issuance. No shares of the Corporation shall be issued until consideration for such shares, fixed as provided by law, has been fully paid. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution that some or all classes or series of the Corporation's stock may be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares shall be entitled to a certificate or certificates showing on its face the following information and any other information required by the Texas Business Corporation Act: (i) a statement that the Corporation is organized under the laws of the State of Texas, (ii) the name of the holder, (iii) the number of shares of stock registered in his name on the books of the Corporation, along with class and designation of series, if any, and (iv) par value per share of stock or a statement that the shares are without par value. Certificates representing stock shall otherwise be in such form as may be determined by the Board of Directors, shall be issued in numerical order, shall be signed by the Chairman of the Board, the President or any Executive Vice President and by the Secretary or an Assistant Secretary and shall be entered on the books of the Corporation as they are issued. Any or all of the signatures on the certificate may be facsimiles. The stock record books and the blank stock certificate books shall be kept by the Secretary, or at the office of such transfer agent or transfer agents as the Board of Directors may from time to time by resolution determine. In case any officer, transfer agent or registrar who shall have signed or whose facsimile signature or signatures shall have been placed upon any such certificate or certificates shall have ceased to be such officer, transfer agent or registrar before such certificate is issued by the Corporation, such certificate may nevertheless be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

      If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class or if the Corporation shall limit or deny preemptive rights of any class, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights and any limitation or denial of preemptive rights shall be conspicuously set forth on the face or back of the certificate which the Corporation shall issue to represent such class of stock; provided that, except as otherwise provided by statute, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock a statement that a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights is set forth in the Articles of Incorporation of the Corporation on file with the Secretary of State of Texas and that the Corporation will furnish to each shareholder who so requests in writing, without charge, a copy of such statement.

      If any restriction on transfer, or registration of transfer, of shares is imposed or agreed to by the Corporation, each certificate representing restricted shares shall conspicuously set forth a full or summary statement of the restriction on the face or back of the certificate (and shall include a statement on the front of the certificate referencing the restriction described, if described on the back of the certificate) or shall conspicuously state on the front or back of the certificate that a restriction exists pursuant to a specified document and that the Corporation will furnish to the record holder of the certificate without charge, upon written request, a copy of the specified document or that, if the document has been filed under the Texas Business Corporation Act, that such document is on file with the Secretary of State of Texas and contains a full statement of the restriction.

      Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 1 or otherwise required by law. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights of holders of certificates representing stock of the same class and series shall be identical.

      All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in the case of a lost, stolen, destroyed or mutilated certificate a new one may be issued therefor upon such terms and with such indemnity, if any, to the Corporation as the Board of Directors may prescribe in accordance with Section 2 of this Article VIII. Certificates representing fractional shares of stock may be issued.

      Section 2. Lost Certificates. The Board of Directors may direct a new certificate of stock or uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require or to give the Corporation a bond in such sum as it may deem sufficient to indemnify it against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares, or both.

      Section 3. Transfers. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and register the transaction upon its books. Upon presentation to the Corporation or the transfer agent of the Corporation of an instruction with a request to transfer, pledge or release an uncertificated share or shares, it shall be the duty of the Corporation to register the transfer, pledge or release upon its books, and to provide the registered owner with such notices as may be required by law. Transfers of shares shall be made only on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney and filed with the Secretary of the Corporation or the transfer agent.

      Section 4. Registered Holders. The Corporation shall be entitled to treat the registered owner of any share or shares of stock, whether certificated or uncertificated, as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Texas.

      Section 5. Record Dates and Closing of Share Transfer Records. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive a distribution by the Corporation (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, or in order to make a determination of shareholders for any other proper purpose (other than determining shareholders entitled to consent to action by shareholders proposed to be taken without a meeting of shareholders), the Board of Directors may provide that the share transfer records shall be closed for a stated period not to exceed, in any case, sixty (60) days. If the share transfer records shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the share transfer records, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the share transfer records are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a distribution, the date on which the notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such distribution is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided herein, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of share transfer records and the stated period of closing has expired.

      Unless a record date shall have previously been fixed or determined pursuant to this Section 5, whenever action by shareholders is proposed to be taken by consent in writing without a meeting of shareholders, the Board of Directors may fix a record date for the purpose of determining shareholders entitled to consent to that action, which record date shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors and the prior action of the Board of Directors is not required by the Texas Business Corporation Act, the record date for determining shareholders entitled to consent to action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner provided in Section 15 of Article II of these Bylaws. If no record date shall have been fixed by the Board of Directors and prior action of the Board of Directors is required by the Texas Business Corporation Act, the record date for determining shareholders entitled to consent to action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts a resolution taking such prior action.

      Section 6. Regulations. The Board of Directors shall have power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of the capital stock of the Corporation.

      Section 7. Share Dividends; Distributions. The Board of Directors may declare share dividends and distributions of the assets of the Corporation to its shareholders as the Board deems expedient and as permitted by law under the provisions of the Texas Business Corporation Act. Before declaring any share dividends or distributions there may be reserved out of the surplus such sums as the Board of Directors deems proper for working capital or as a reserve fund to meet contingencies or for equalizing distributions, or for such other purposes as the Board may deem conducive to the interests of the Corporation, and the Board may abolish any such reserve in the manner in which it was created.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

      Section 1. Fiscal Year. The fiscal year of the Corporation shall be such as the Board of Directors shall, by resolution, provide or establish.

      Section 2. Seal. The seal of the Corporation shall be in such form as the Board of Directors shall prescribe, and may be used by causing it or a facsimile thereof to be impressed, or printed, or reproduced or in any other manner affixed. The Secretary shall have charge of the seal. If and when so directed by the Board of Directors, duplicates of the seal may be kept and used by the Treasurer or by any Assistant Secretary or Assistant Treasurer.

      Section 3. Notice and Waiver of Notice. Whenever any notice is required to be given under the provisions of the Texas Business Corporation Act or under the provisions of these Bylaws or the Articles of Incorporation of the Corporation, said notice shall be deemed to be sufficient if given by depositing the same in a post office box in a sealed post-paid wrapper addressed to the person entitled thereto at his post office address as the same appears on the books or other records of the Corporation, and such notice shall be deemed to have been given on the day of such mailing, but such notice shall also be deemed to be sufficient and to have been given and received if given in any other manner or by any other means authorized or provided for elsewhere in these Bylaws. A written waiver of notice, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.

      Section 4. Resignations. Any director or officer may resign at any time. Each such resignation shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by any of the Board of Directors, the Chairman of the Board, the President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

      Section  5.  Depositories.   Funds  of  the  Corporation  not  otherwise
employed shall be deposited to the credit of the Corporation in such banks or other depositories as the Board of Directors may approve.

      Section 6. Signing of Contracts, Checks and Notes. In addition to and cumulative of, but in no way limiting or restricting, any other provision of these Bylaws which confer any authority relative thereto, all contracts, agreements and instruments, all checks, drafts and other orders for the payment of money out of funds of the Corporation and all notes and other evidences of indebtedness of the Corporation shall be signed on behalf of the Corporation, in such manner, and by such officer or person as shall be determined or designated by the Board of Directors. Such authority may be general or confined to specific instances. If, when, after and as authorized or provided for by the Board of Directors, the signature of any such officer or person signing checks, drafts and other orders for the payment of money and notes and other evidences of indebtedness may be a facsimile or engraved or printed, and shall have the same force and effect and bind the Corporation as though such officer or person had signed the same personally, and, in the event of the death, disability, removal or resignation of any such officer or person, if the Board of Directors shall so determine or provide, as though and with the same effect as if such death, disability, removal or resignation had not occurred.

      Section 7. Loans. No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

      Section 8. Gender and Number. Wherever used or appearing in these Bylaws, pronouns of the masculine gender shall include the persons of the female sex as well as the neuter gender and the singular shall include the plural wherever appropriate.

      Section 9. Laws and Statutes. Wherever used or appearing in these Bylaws, the words "law" or "laws" or "statute" or "statutes," respectively, shall mean and refer to laws and statutes, or a law or statute, of the State of Texas, to the extent only that such is or are expressly applicable, except where otherwise expressly stated or the context requires that such words not be so limited.

      Section 10. Headings. The headings of the Articles and Sections of these Bylaws are inserted for convenience of reference only and shall not be deemed to be a part thereof or used in the construction or interpretation thereof.

                                    ARTICLE X

                                   AMENDMENTS

      These Bylaws may, from time to time, be added to, changed, altered, amended or repealed or new Bylaws may be made or adopted by the Board of Directors at any meeting of the Board of Directors, subject to repeal or change by action of the shareholders, unless the power to alter, amend or repeal these Bylaws is reserved to the shareholders in the Articles of Incorporation

                               FIRST AMENDMENT TO
                         AMENDED AND RESTATED BYLAWS OF
                          RANDALL'S FOOD MARKETS, INC.

            Adopted by the Board of Directors on October 17, 1996
                    Became Effective on November 20, 1996

            Section 5. Indemnification of Directors, Officers, Employees and Agents.

            (a) As used in this section:

                  (1) "Corporation" includes any domestic or foreign predecessor entity of the Corporation in a merger, consolidation or other transaction in which the liabilities of the predecessor are transferred to the Corporation by operation of law and in any other transaction in which the Corporation assumes the liabilities of the predecessor but does not specifically exclude liabilities that are the subject matter of this Section 5.

                  (2) "Director" means any person who is or was a director of the Corporation and any person who, while a director of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise.

                  (3) "Expenses" include court costs and attorneys' fees.

                  (4) "Official Capacity" means

                        (A) when used with respect to a Director, the office of
                  director in the Corporation, and

                        (B) when used with respect to a person other than a
                 Director, the elective or appointive office in the Corporation held by the officer or the employment or agency relationship undertaken by the employee or agent on behalf of the Corporation, but neither A nor B above includes service for any other foreign or domestic corporation or any partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise.

                  (5) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding.

            (b) As provided in the Articles of Incorporation of the Corporation, the Corporation shall indemnify any person who was, is or is threatened to be made a named defendant or respondent in any Proceeding because the person is or was a Director only if it is determined in accordance with paragraph (f) of this
Section 5 that the person:

                  (1) conducted himself in good faith;

                  (2) reasonably believed:

                        (A) in the case of conduct in his Official Capacity as
                 a Director of the Corporation, that his conduct was in the Corporation's best interests, and

                        (B) in all other cases, that his conduct was at least
                  not opposed to the Corporation's best interests; and

                  (3) in the case of any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

            (c) Except to the extent permitted by paragraph (e) of this Section 5, a Director may not be indemnified under subsection 5(b) in respect of a
Proceeding:

                  (1) in which the person is found liable on the basis that
            personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's Official Capacity; or

                  (2) in which the person is found liable to the Corporation.

            (d) The termination of any Proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the person did not meet the requirements set forth in subsection 5(b). A person shall be deemed to have been found liable in respect of any claim, issue or matter only after the person shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

            (e) A person shall be indemnified under subsection 5(b) against judgments, penalties (including excise and similar taxes), fines, settlements and reasonable Expenses actually incurred by the person in connection with the Proceeding; but if the person is found liable to the Corporation or is found liable on the basis that personal benefit was improperly received by the person, the indemnification (i) is limited to reasonable Expenses actually incurred by the person in connection with the Proceeding, and (2) shall not be made in respect of any proceeding in which the person shall have been found liable for willful or intentional misconduct in the performance of his duty to the Corporation.

            (f) A determination of indemnification under subsection 5(b) must be made:

                  (1) by the Board of Directors by a majority vote of a quorum consisting of directors who at the time of the vote are not named defendants or respondents in the Proceeding;

                  (2) if such quorum cannot be obtained, then by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of the full Board of Directors (in which vote directors who are named defendants or respondents may participate), which committee shall consist solely of two or more directors who at the time of the vote are not named defendants or respondents in the Proceeding;

                  (3) by special legal counsel, selected by the Board of
            Directors or a committee thereof by vote as set forth in clauses (1) or (2) of this subsection 5(f), or, if the requisite quorum of the full Board of Directors cannot be obtained therefor and such a committee cannot be established, by a majority vote of the full Board of Directors (in which vote directors who are named defendants or respondents may participate); or

                  (4) by the shareholders in a vote that excludes the shares held by directors who are named defendants or respondents in the Proceeding.

            (g) Authorization of indemnification and determination as to reasonableness of Expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of Expenses must be made in the manner specified in clause (3) in subsection 5(f) for the selection of such counsel. A provision contained in the Articles of Incorporation, these Bylaws, a resolution of shareholders or directors, or an agreement that makes mandatory the indemnification permitted under subsection 5(b) shall be deemed to constitute authorization of indemnification in the manner required by this section even though such provision may not have been adopted or authorized in the same manner as the determination that indemnification is permissible.

            (h) Unless limited by the Articles of Incorporation of the Corporation, a Director who has been wholly successful, on the merits or otherwise, in the defense of any Proceeding in which he is a party because he is or was a Director shall be indemnified by the Corporation against reasonable Expenses incurred by him in connection with the Proceeding.

            (i) Unless limited by the Articles of Incorporation of the Corporation, if, in a suit for the indemnification required by Section 5(h), a court of competent jurisdiction determines that the Director is entitled to indemnification under that section, the court shall order indemnification and shall award to the Director the expenses incurred in securing the indemnification.

            (j) Unless limited by the Articles of Incorporation of the Corporation, if, upon application of a Director, a court of competent jurisdiction determines, after giving any notice the court considers necessary, that the Director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he has met the requirements set forth in subsection 5(b) or has been found liable in the circumstances described in subsection 5(c), the court may order such indemnification as the court determines is proper and equitable. The court by law is required to limit indemnification to reasonable Expenses actually incurred by the Director in connection with the Proceeding if the Director is found liable to the Corporation or is found liable on the basis of circumstances described in subsection 5(c)(1).

            (k) As provided in the Articles of Incorporation of the Corporation, reasonable Expenses incurred by a Director who was, is, or is threatened to be made a named defendant or respondent in a Proceeding shall be paid or reimbursed by the Corporation in advance of the final disposition of such Proceeding and without the determination specified in subsection 5(f) or the authorization or determination specified in subsection 5(g) after receipt by the Corporation of
(i) a written affirmation by the

Director of his good faith belief that he has met the standard of conduct necessary for indemnification by the Corporation as authorized in this Section 5, and (ii) a written undertaking by or on behalf of the Director to repay the amount paid or reimbursed if it is ultimately determined that he has not met that standard or if it is ultimately determined that indemnification of the Director against expenses incurred by him in connection with such Proceeding is prohibited by subsection 5(e). A provision contained in the Articles of Incorporation, these Bylaws, a resolution of shareholders or directors, or an agreement that makes mandatory the payment or reimbursement permitted hereunder shall be deemed to constitute authorization of that payment or reimbursement.

            (1) The written undertaking required by subsection 5(k) must be an unlimited general obligation of the Director but need not be secured. It may be accepted without reference to financial ability to make repayment.

            (m) The indemnification provided by this Section 5 shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any statute, including, but not limited to, Article 2.02-1 of the Texas Business Corporation Act, Bylaw, agreement, insurance policy, vote of shareholders or disinterested directors or otherwise, both as to action in their Official Capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person; provided, however, no provision for the Corporation to indemnify or to advance Expenses to a Director who was, is or is threatened to be made a name defendant or respondent to a Proceeding, whether contained in the Articles of Incorporation, these Bylaws, a resolution of shareholders or directors, an agreement or otherwise (except as contemplated by subsection (r)), shall be valid only to the extent it is consistent with the provisions of the Texas Business Corporation Act and this Section 5 or, to the extent that indemnity hereunder is limited by the Articles of Incorporation, consistent therewith.

            (n) Nothing contained in this Section 5 shall limit the Corporation's power to pay or reimburse Expenses incurred by a Director in connection with his appearance as a witness or other participation in a Proceeding at a time when he is not a named defendant or respondent in the Proceeding.

            (o) As currently required by the Articles of Incorporation of the Corporation (and unless otherwise limited thereby),

                  (1) an officer of the Corporation shall be indemnified as and to the same extent provided in this Section 5 for a Director and shall be entitled to the same extent as a Director to seek indemnification pursuant to the provisions of such Section 5; and

                  (2) the Corporation shall indemnify and advance Expenses to an officer, and may indemnify and advance Expenses to an employee or agent of the Corporation, to the same extent that it is required to indemnify and advance Expenses to Directors pursuant to this Section 5.

            (p) As currently required by the Articles of Incorporation of the Corporation (and unless otherwise limited thereby), the Corporation shall indemnify and advance Expenses to persons who are or were serving at the request of the Corporation as a director, officer, partner, trustee or similar functionary of another foreign or domestic corporation, partnership, joint venture, trust, or employee benefit plan to the same extent that the Corporation has agreed to indemnify and advance expenses to Directors under this Section 5.

            (q) Unless limited by the Articles of Incorporation of the Corporation, the Corporation may indemnify and advance Expenses to an officer, employee, agent or person described pursuant to Section 5(p) and who is not a Director to such further extent, consistent with law, as may be provided by the Articles of Incorporation of the Corporation, these Bylaws, general or specific action of the Board of Directors, or contract or as permitted or required by common law.

            (r) The Corporation may purchase and maintain insurance or another arrangement on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, other enterprise or employee benefit plan, against any liability asserted against him and incurred by him in such a capacity or arising out of his status as such a person, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the Texas Business Corporation Act or this Section 5. If the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Corporation would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the shareholders of the Corporation. Without limiting the power of the Corporation to procure or maintain any kind of insurance or other arrangement, a Corporation may, for the benefit of persons indemnified by the Corporation, (1) create a trust fund, (2) establish any form of self-insurance, (3) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Corporation, or (4) establish a letter of credit, guaranty, or surety arrangement. The insurance or other arrangement may be procured, maintained, or established within the Corporation or with any insurer or other person deemed appropriate by the Board of Directors regardless of whether all or part of the stock or other securities of the insurer or other person are owned in whole or in part by the Corporation. In the absence of fraud, the judgment of the Board of Directors as to the terms and conditions of the insurance or other arrangement and the identity of the insurer or other person participating in an arrangement shall be conclusive and the insurance or arrangement shall not be voidable and shall not subject the directors approving the insurance or arrangement to liability, on any ground, regardless of whether directors participating in the approval are beneficiaries of the insurance or arrangement.

            (s) Any indemnification of, or advance of Expenses to a Director in accordance with this Section 5 shall be reported in writing to the shareholders with or before the notice or waiver of notice of the next shareholders' meeting or with or before the next submission to shareholders of a consent to action without a meeting pursuant to Section A, Article 9.10 of the Texas Business Corporation Act, and in any case, within the 12-month period immediately following the date of the indemnification or advance.

            (t) For purposes of this Section 5, the Corporation is deemed to have requested a Director to serve an employee benefit plan whenever the performance by him of his duties to the Corporation also imposes duties on, or otherwise involves services by, him to the plan or participants or beneficiaries of the plan. Excise taxes assessed on a

Director with respect to an employee benefit plan pursuant to applicable law shall be deemed "fines." Action taken or omitted by him with respect to an employee benefit plan in the performance of his duties for a purpose reasonably believed by him to be in the interest of the participants and beneficiaries of the plan is deemed to be for a purpose which is not opposed to the best interests of the Corporation.

                                                                FILED
                                                         In the Office of the
                                                     Secretary of State of Texas

                                                             NOV 20 1996

                                                         Corporations Section

                              ARTICLES OF AMENDMENT

                                     TO THE

                       RESTATED ARTICLES OF INCORPORATION

                          RANDALL'S FOOD MARKETS, INC.

                                     *****

            PURSUANT to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation (the "Corporation") adopts the following Articles of Amendment to its Restated Articles of Incorporation:

                                  ARTICLE ONE

          The name of the Corporation is Randall's Food Markets, Inc.

                                  ARTICLE TWO

            The following amendments to the Restated Articles of Incorporation were adopted by the shareholders of common stock, $.25 par value per share ("Common Stock"), of the Corporation on November 12, 1996 for the purpose of (i) amending the provision contained in the Restated Articles of Incorporation concerning indemnification of officers, directors, employees and other representatives of the Corporation and (ii) adding a provision to the Restated Articles of Incorporation limiting the liability of directors of the Corporation for certain acts or omissions.

            The first amendment alters Article VI of the Restated Articles of Incorporation of the Corporation in its entirety so that, as amended, Article VI shall be and read in its entirety as follows:

                                   ARTICLE VI

                  1. Indemnification. The Corporation shall indemnify, and
            advance reasonable expenses of, every director of the Corporation to the fullest extent permitted by Texas law, including, without limitation, Article 2.02-1 of the Texas Business Corporation Act as it presently exists and as it may be amended from time to time (the "Indemnification Article"). The Corporation shall indemnify, and advance reasonable expenses of, every officer of the Corporation and all persons who are or were serving at the request of the Corporation as a director, officer, partner, trustee or similar functionary of another foreign or domestic corporation, partnership, joint venture, trust or employee benefit plan at least to the same extent that the Corporation has agreed to indemnify and advance expenses to directors as set forth in this Article VI, subject to any limitations imposed by Texas law, including, without limitation, the Indemnification Article.

                  2. Non-Exclusivity. The provisions of Section 1 of this
            Article VI shall not be deemed exclusive of any other rights to which any such director, officer or other person may be entitled under any other agreement, pursuant to a vote of directors or any committee thereof or a vote of shareholders, as a matter of law or otherwise, either as to action in his or her official capacity or as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person. No person shall be entitled to indemnification pursuant to this Article VI in relation to any matter as to which indemnification shall not be permitted by law.

                  3. Effect of Amendment. Any repeal or amendment of this
            Article VI shall not adversely affect any indemnification right of any director, officer or other person covered hereunder existing at the time of such repeal or amendment.

                  4. Defined Terms. Terms used herein that are defined in the
            Indemnification Article shall have the respective meanings set forth in the Indemnification Article.

            The second amendment adds a new Article XI to the Restated Articles of Incorporation of the Corporation so that, as added, Article XI shall be and read in its entirety as follows:

                                   ARTICLE XI

                  A director of the Corporation shall not be liable to the
            Corporation or its shareholders for monetary damages for an act or omission made in the director's capacity as a director; provided that this Article XI shall not eliminate or limit the liability of a director of the Corporation for the following:

                  (A) a breach of the director's duty of loyalty to the Corporation or its shareholders;

                  (B) an act or omission not in good faith that constitutes a breach of duty of the director to the Corporation or an act or omission that involves intentional misconduct or a knowing violation of the law;

                  (C) a transaction from which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office; or

                  (D) an act or omission for which the liability of the director is expressly provided by an applicable statute.

                  Any repeal or amendment of this Article XI by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director of the Corporation existing at the time of such repeal or amendment. In addition to the circumstances in which a director shall not be liable pursuant to the provisions of this Article XI, a director shall not be liable to the fullest extent permitted by any provision of the statutes of Texas hereafter enacted that further limits the liability of a director.

                                 ARTICLE THREE

            The number of shares of the Corporation outstanding at the time of such adoption was 17,149,382 shares of Common Stock, 8,250 shares of Class A Preferred Stock, $10.00 par value per share and 278,201 shares of 8% Convertible Preferred Stock, $10.00 par value per share, and the number of shares entitled to vote thereon was 17,149,382 shares of Common Stock.

                                  ARTICLE FOUR

            The number of shares of Common Stock voted for such amendment was 11,574,023.19; and the number of shares of Common Stock voted against such amendment was -0-.

                                  ARTICLE FIVE

            This amendment does not provide for an exchange, reclassification or cancellation of issued shares of the Corporation's capital stock.

                                   ARTICLE SIX

            This amendment effects no change in the amount of stated capital of the Corporation.

            DATED: November 12, 1996.


                                       RANDALL'S FOOD MARKETS, INC.


                                       By: /s/ R. Randall Onstead
                                           -------------------------------------
                                           R. Randall Onstead, Jr., President